360 FUNDS

Stringer Growth Fund

Class A Shares (Ticker Symbol: SRGAX)

Class C Shares (Ticker Symbol: SRGCX)

Institutional Class Shares (Ticker Symbol: SRGIX)

Stringer Moderate Growth Fund

Class A Shares (Ticker Symbol: SRQAX)

Class C Shares (Ticker Symbol: SRQCX)

Institutional Class Shares (Ticker Symbol: SRQIX)

Supplement dated February 27, 2019

To Each Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated June 28, 2018

This Supplement revises information in each Fund’s prospectus and SAI dated June 28, 2018. If you would like a copy of a Fund’s prospectus or SAI, call us at 877-244-6235 or write to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 to request a free copy.

Automatic Conversion of the Funds’ Class C Shares to Class A Shares

After the Class C Shares are no Longer Subject to a Contingent Deferred Sales Charge

The Board of Trustees of the 360 Funds, on behalf of the Stringer Growth Fund and the Stringer Moderate Growth Fund (the “Funds”), approved a modification to the features of the Funds’ Class C shares. Effective March 1, 2019, the Funds’ Class C shares will be modified to add an automatic conversion feature of the Funds’ Class C shares into Class A shares of the same Fund after the Class C shares are no longer subject to a contingent deferred sales charge. The conversion feature will be effective March 1, 2019. Shareholders will not pay any sales charges, including any contingent deferred sales charges, upon the conversion of their Class C shares to Class A shares pursuant to this conversion feature. The automatic conversion of each Fund’s Class C shares into Class A shares as described above should not be a taxable event for federal income tax purposes.

Based on the foregoing, the following changes are made with respect to each Fund’s Prospectus and SAI effective March 1, 2019:

The following information under the section titled “Additional Information About Sales Charges” in the “PURCHASING SHARES” section of each Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Additional Information about Sales Charges. Information regarding the Fund’s sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing and redemption of Fund shares is not available on the Fund’s website since the Fund’s website contains limited information. Further information is available by calling the Fund at (877) 244-6235. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see the sections of the Fund’s prospectus titled “PURCHASING SHARES—Choosing a Share Class” and “PURCHASING SHARES—Other Information About Contingent Deferred Sales Charges” for more information regarding sales charge reductions and waivers available for different classes.

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Set forth below are the sales charge reductions and waivers of Raymond & Associates, Inc., Raymond James Financial Services and Raymond James affiliates (together, “Raymond James”).

RAYMOND JAMES

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

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CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.

•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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The following information under the sections titled “CDSC for Certain Purchases of Class A Shares” and “Class C shares” in the PURCHASING SHARES section of each Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

CDSC for Certain Purchases of Class A Shares. A CDSC is imposed upon certain redemptions of Class A shares purchased at net asset value in amounts totaling $1 million if the dealer’s commission described above was paid by the underwriter and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to 1.00% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed; or (2) the net asset value of such shares at the time of redemption. If your purchase of Class A shares is subject to the CDSC, you will be so notified on the confirmation you receive for such purchase. A CDSC will not be imposed upon redemptions of Class A shares held for more than one year. A CDSC will not be imposed upon automatic conversions of Class C shares to Class A shares (see “Class C shares” below).

Class C shares. Class C shares are sold at net asset value without an initial sales load so that the full amount of your purchase payment may be immediately invested in the Fund. A CDSC of 1.00% will be imposed on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the net asset value at the time of purchase of the Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for more than one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund’s average daily net assets allocable to Class C shares. Once your Class C shares are no longer subject to a CDSC, your Class C shares will be automatically converted at net asset value to Class A shares. This automatic conversion will not be charged a sales load or a CDSC.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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